Fees Summary	Apr. 08, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 71,003,407.20
Previously Paid Amount	0.00
Total Fee Amount	9,805.57
Total Offset Amount	2,786.23
Net Fee	$ 7,019.34